June 2013 Exhibit 99.1 1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com 2
Safe Harbor
Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected.
These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; ability to make loans and generate assets; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in business, manufacturing, retail or construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, capital levels, limits on bank products and fees, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes (including mobile banking and cloud computing); threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued
volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting
Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the
Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2012, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

1Q Results 2013 | cbbank.com
Source: Q1 2013 earnings release & company filings. *non-covered loans
CVB Financial Corp. (CVBF)
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Founded in 1974.
Serves 40 cities with 41 business financial centers and 5 commercial banking centers and 3 trust office locations throughout the Inland Empire,
LA County, Orange County and the Central Valley of California
Average Cost of Deposits = 0.11%

Total Assets:
$6.3 Billion
Gross Loans:
$3.4 Billion
Total Deposits (Including Repos):
$5.2 Billion
Total Equity:
$768 Million

Experienced Leadership
Name
Position
Banking Experience CVBF Service
Christopher D. Myers
President & CEO
29 Years 7 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
3 Years 2 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
36 Years 5 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
23 Years 3 Years
David A. Brager
Executive Vice President
Sales Division
25 Years 10 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
31 Years 1 Year
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
34 Years 26 Years
Richard Wohl
Executive Vice President
General Counsel
25 Years 2 Years

1Q Results 2013 | cbbank.com

Board of Directors
Name
CVB Experience
Age
Ronald Kruse - Chairman 38 Years 74
Linn Wiley - Vice Chairman 21 Years 74
George Borba Jr. New 45
Steve Del Guercio New 51
Robert Jacoby 7 Years 71
Ray O’Brien New 56
San Vaccaro 13 Years 80
Chris Myers - CEO 7 Years 51
5 1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com Who is CVB Financial Corp.

1Q Results 2013 | cbbank.com 7
Source: SNL Financial
Rank Name Asset Size (3/31/13)
1 Wells Fargo
$1,436,634
2 Union Bank
$96,959
3 Bank of the West
$62,493
4 First Republic Bank
$35,083
5 City National Bank
$27,434
6 OneWest Bank
$25,369
7 SVB Financial
$23,102
8 East West Bank
$22,796
9 Cathay Bank
$10,521
10 CapitalSource  Inc.
$8,483
11 11 CVB Financial Corp. CVB Financial Corp.
6,266
6,266
12 BBCN
$5,839
13 Pacific Western Bank
$5,300
14 Farmers & Merchants of Long Beach
$5,071
15 Westamerica Bank
$4,888
Largest Banks Headquartered in California
In millions In millions
$

144 Consecutive Quarters of Profitability
94 Consecutive Quarters of Cash Dividends
#6 Rated Bank: BankDirector Magazine
Bank Performance Scorecard (July 2012)
BauerFinancial Report
Five Star Rating (September 2012)
Fitch Rating
BBB (October 2012)
Bank Accomplishments & Ratings
1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com Our Markets

San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
Los Angeles
Riverside
Orange
Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust

1Q Results 2013 | cbbank.com 10 Existing Locations 40 Business Financial Centers 5 Commercial Banking Centers 3 CitizensTrust Locations

1Q Results 2013 | cbbank.com
Deposits*
(000’s)
# of Center
Locations
Total Deposits
(3/31/12)
Total Deposits
(3/31/13)
Los Angeles County
17
$1,932,495 $1,818,916
Inland Empire
(Riverside & San Bernardino Counties)
10 $1,617,447 $1,698,844
Central Valley
11
$817,461 $834,170
Orange County

$545,356 $572,867
Other
0 $244,916 $261,479
Total 45
$5,157,675 $5,186,276
*Includes Customer Repurchase Agreements; Balance as of balance sheet date
Average Cost of Deposits  (year to date) 0.17%
0.12%

$2,600,000
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007 2008 2009 2010 2011 2012 2013

Non-Interest Bearing Deposits (000’s) 1Q Results 2013 | cbbank.com

CVBF
Peers
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2007
2008
2009
2010
2011
2012
2013

1Q Results 2013 | cbbank.com 13
Source: Q1 2013 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.
Deposit Cost Comparison

1Q Results 2013 | cbbank.com
Total Loans*
as of 3/31/2013
*Prior to MTM discount and loan loss reserve (Includes loans Held for Sale)
(000’s)
Non -
Covered
Loans*
Covered
Loans*
Total Loans* %
Los Angeles County
$1,198,804 $14,194 $1,212,998 35.71%
Central Valley
$646,987 $173,133 $820,120 24.15%
Inland Empire
(Riverside & San Bernardino Counties)
$601,204 $1,034 $602,238 17.73%
Orange County
$455,543 $0 $455,543 13.41%
Other
$294,463 $11,241 $305,704 9.00%
Total
$3,197,001 $199,602 $3,396,603 100.00%

$3,800,000
$3,600,000
$3,400,000
$3,200,000
$3,000,000
$2,800,000
$2,600,000
$2,400,000
$2,200,000
$2,000,000
(000's)
Q3
Q4
2009
Q1
Q2
Q3
Q4
2010
Q1
Q2
Q3
Q4
2011
Q1
Q2
Q3
Q4
2012
Q1
2013

1Q Results 2013 | cbbank.com Total Non-Covered Loans

Municipal Lease Finance Receivables, 3.4%
Other, 1.8%
SFR Mortgage, 5.1%
Multi-Family, 3.6%
Dairy, Livestock & Agribusiness, 8.9%
Commercial & Industrial, 16.7%
Construction RE, 1.7%
Commercial RE - Owner Occupied, 21.6%
Commercial RE-Non-Owner, 37.2%

Source: Q1 2013 earnings release & company reports | *Non-covered loans Loan Portfolio Composition* Total Loans by Type 1Q Results 2013 | cbbank.com 16

1Q Results 2013 | cbbank.com New/Enhanced Lending Initiatives • Residential Real Estate • Multi-Family • Asset Based Lending 17

1Q Results 2013 | cbbank.com SBA 7A Medical Equipment/Office Equipment Lending & Leasing Private Banking 18 Other Lending Areas For Future Consideration/Expansion

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011
2012
2013

(000’s) Net of Discount Net of Discount $184 million $20.9 million $20.9 million 20.9 million Includes Loans Held for Sale Total Covered Loans 1Q Results 2013 | cbbank.com

$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011
2012
2013
Non-Performing Loans
OREO

20 (000’s) Non-Performing Assets Non-Covered 1Q Results 2013 | cbbank.com

3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
-0.25%
Allowance to Non-Covered Loans
Net Charge-Offs / Average Loans (Non-Covered)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010
2011
2012
2013

Loan Loss Allowance/ Charge-Offs --Non-Covered-- 1Q Results 2013 | cbbank.com

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011
2012
2013

22 (000’s) Classified Loans Non-Covered 1Q Results 2013 | cbbank.com

Profits

$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010
2011
2012
2013

Net Income After Taxes $20.4 million FHLB prepayment charge Net Income 1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com
(000’s) 2009 2010 2011 2012
3 Months to
3/31/2013
Net Interest Income $222,264 $259,317 $234,681
$236,950 $54,589
Provision for Credit Losses ($80,500) ($61,200) ($7,068) $0 $0
Other Operating
Income/Expenses (Net)
($52,515) ($111,378) ($106,809) ($122,257) ($24,053)
Income Taxes ($23,830) ($23,804) ($39,071) ($37,413) ($8,921)
Net Profit After Tax $65,419 $62,935 $81,733 $77,280
$21,615

Earnings

4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010
2011
2012
2013

1Q Results 2013 | cbbank.com Net Interest Margin 26 *Normalized excludes accelerated accretion on covered loans Normalized*

1Q Results 2013 | cbbank.com Expenses

Expenses

*Includes $20.4 million FHLB prepayment charge
1Q Results 2013 | cbbank.com
(000’s) 2010 2011 2012
3 Months to
3/31/2013
Salaries & Employee
Benefits
$69,419 $69,993 $68,496 $17,300
Promotion & Entertainment $6,084 $4,977 $4,869 $1,258
Supplies $3,314 $2,558 $2,212 $653
Software Licenses &
Maintenance
$5,031 $3,669 $4,269 $1,152
Professional Services $13,308 $15,031 $6,249 $1,596
OREO Expense $7,490 $6,729 $2,146 $330
Other $63,846 $38,068 $49,919* $8,509
Total: $168,492 $141,025 $138,160
$30,798

1Q Results 2013 | cbbank.com Bank Borrowings

Debt Repayment Activity
2013

(000’s)
(000’s)
1Q Results 2013 | cbbank.com
Type of Debt Payoff Date Amount
Weighted Average
Interest Rate
Subordinated Debentures
CVB Statutory Trust II 1/7/2013
3-Month LIBOR +
2.85%
CVB Statutory Trust II 4/7/2013
3-Month LIBOR +
2.85%
Total $41,238
$
$
20,619
20,619

1Q Results 2013 | cbbank.com
Type of Debt
Balance at
4/30/2013
Interest Rate
FHLB Advance
$199,002
4.52% Fixed
Other Borrowings  (overnight)
Subordinated Debentures
CVB Statutory Trust III
$25,774
3-Month LIBOR + 1.38%
Total $224,776
Outstanding Debt*
as of 4/30/2013

(000’s)
$0

1Q Results 2013 | cbbank.com Capital 1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com
Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
March 31, 2013*
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.36%
Total Risk-based Capital Ratio 8.0% 10.0% 19.63%
Tier 1 Leverage Ratio 4.0% 5.0% 11.54%
Tangible Capital Ratio 4.0% 5.0% 11.44%
Core Tier 1 Capital Ratio 17.21%

* CVB Financial Corp. -
Consolidated
Capital Ratios

1
20.00%
16.00%
12.00%
8.00%
4.00%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
07 08 09 2010 2011 2012 2013

2
20.00%
16.00%
12.00%
8.00%
4.00%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
07 08 09 2010 2011 2012 2013

①

②

③

3
11.00%
8.00%
5.00%
2.00%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
07 08 09 2010 2011 2012 2013

Tier 1 Capital Ratio
Total Risk – Based Capital Ratio
Tangible Common Equity/Tangible Assets
Peer Capital Metrics
Peers
CVBF
Source: Q1 2013 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion
1Q Results 2013 | cbbank.com 34

1Q Results 2013 | cbbank.com Securities & Investments 1Q Results 2013 | cbbank.com

Trust Preferred 0.21%
CMO's / REMIC's 19.98%
Municipal Bonds 26.13%
MBS 37.34%
Government Agency & GSEs 16.34%

➢

➢

Source: Q1 2013 earnings release. As of  3/31/2013 securities held-to-maturity were valued at
approximately $2.0 million | Yield on securities represents the fully taxable equivalent
*Securities Available For Sale
Securities portfolio totaled $2.39 billion at 3/31/2013.  The portfolio represents 38.2% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4%
of the municipal bond portfolio
Yield on securities
portfolio = 2.39%
for the 1st Quarter 2013
Securities Portfolio*
--$2.39 Billion--
1Q Results 2013 | cbbank.com

$89,000
$79,000
$69,000
$59,000
$49,000
$39,000
$29,000
$19,000
$9,000
-$1,000
Jun 09
Sep 09
Dec 09
Mar 10
Jun 10
Sep 10
Dec 10
Mar 11
Jun 11
Sep 11
Dec 11
Mar 12
Jun 12
Sep 12
Dec 12
Mar 13

Securities Portfolio*
$2.39 Billion
Mark-to-Market (Pre-tax)
(000’s)
*Securities Available For Sale
$60,781
$60,781
60,781
MBS &
CMO’s
$24,607
Municipal
Bonds
$36,850
Other
Securities
($676)
1Q Results 2013 | cbbank.com

Loans, 49.9%
Securities 42.4%
Goodwill & Intangibles 0.7%
Other, 4.6%
Fed Balance*, 2.4%

Loans, 52.3%
Securities, 38.2%
Fed Balance*, 0.9%
Goodwill & Intangibles 0.9%
Other, 7.7%

*Includes overnight funds held at the Federal Reserve, Interest earning -
due from Correspondent Banks, other short-term money market
accounts or certificates of deposit
CVBF Assets
1Q Results 2013 | cbbank.com
12/31/06
$6.1 Billion
3/31/13
$6.3 Billion

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2009
2010
2011
2012
2013
Yield on Loans*
Yield on Securities

Yield on Securities vs. Yield on Loans *Excluding Discount Accretion 1Q Results 2013 | cbbank.com

Junior subordinated Debentures, 1.9%
Borrowings, 36.0%
Total Deposits*, 61.4%
Other Liabilities, 0.7%

Other Liabilities, 1.2%
Borrowings, 3.6%
Junior subordinated Debentures, 0.9%
Total Deposits, 94.3%

CVBF Liabilities 12/31/06 5.7 Billion 3/31/13 5.5 Billion *Includes Customer Repurchase Agreements 1Q Results 2013 | cbbank.com $ $

Our Growth Strategy 1Q Results 2013 | cbbank.com

Our Vision
42 1Q Results 2013 | cbbank.com
Citizens Business Bank will strive to become the
dominant financial services company operating
throughout the state of California, servicing the
comprehensive financial needs of successful
small to medium sized businesses and their
owners.

Target Customer
The best privately-held and/or family-owned
businesses throughout California
—
Annual revenues of $1-200 million
— Top 25% in their respective industry
— Full relationship banking
— Build 20-year relationships
43 1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com Three Areas of Growth 44 Same Store Same Store Sales Sales DeNovo DeNovo Acquisitions --Banks-- --Trust--

1Q Results 2013 | cbbank.com
•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)
Acquisition Strategy
--Banks--
--Trust/Investment--
•
Target size: AUM of $200 million to $1 billion
•
In California
--Banking Teams--
•
In- market & ‘new’ markets

Our ‘Critical Few’
•
Loan Growth
•
Expand Credit Product Offerings & Capabilities
•
Build Core Deposits
•
Drive Service Charge & Fee Income Growth
•
Manage Operating Efficiency
•
Grow Through Acquisition
1Q Results 2013 | cbbank.com

1Q Results 2013 | cbbank.com Copy of presentation at www.cbbank.com